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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 1, 2003


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                         0-25045              34-1877137
(State or other jurisdiction of         (Commission           (IRS employer
incorporation or organization)          file number)      identification number)



601 Main Street, Wellsville, Ohio             43968             (330) 531-1517
(Address of Principal Executive Offices)    (Zip Code)        (Telephone Number)








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Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

         `99 Press Release dated August 1, 2003 announcing the financial results of Central Federal Corporation for the fiscal quarter ended June 30, 2003

Item 12  Results of Operations and Financial Condition

         On August 1, 2003, Central Federal Corporation announced financial results for the fiscal quarter ended June 30, 2003. A copy of the press release announcing the company's financial results for the first quarter is included as Exhibit 99 to this Current Report on Form 8-K.

















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTRAL FEDERAL CORPORATION


Dated: August 4, 2003                   By: /s/ David C. Vernon
                                            -------------------
                                            David C. Vernon
                                            President